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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)


                             ARGENT SECURITIES INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Delaware                  333-121782                   77-0599834
  -----------------            ------------              -------------------
   (STATE OR OTHER             (COMMISSION                (I.R.S. EMPLOYER
    JURISDICTION               FILE NUMBER)              IDENTIFICATION NO.)
  OF INCORPORATION)


1100 Town & Country Road,
        Suite 1100
   Orange, California                                           92868
  ---------------------                                       ----------
  (ADDRESS OF PRINCIPAL                                       (ZIP CODE)
   EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (714) 564-0660


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


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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


Item 8.01.    Other Events.
              ------------

         On or about April 19, 2005, the Registrant will cause the issuance and sale of Argent Mortgage Loan Trust 2005-W1, Asset-Backed Notes, Series 2005-W1 (the "Notes") pursuant to a Sale and Servicing Agreement to be dated as of April 19, 2005, among the Registrant as depositor, Argent Mortgage Loan Trust 2005-W1 as issuer, Ameriquest Mortgage Company as master servicer and Deutsche Bank National Trust Company as indenture trustee.

         In connection with the sale of the Notes, the Registrant has been advised by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), that Morgan Stanley has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "collateral term sheets" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-121782 which Collateral Term Sheets are being filed as exhibits to this report.

         The Collateral Term Sheets have been provided by Morgan Stanley. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Collateral Term Sheets were prepared by Morgan Stanley at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.



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


Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits


                  ITEM 601(a) OF
                  REGULATION S-K
EXHIBIT NO.        EXHIBIT NO.                    DESCRIPTION
-----------        -----------                    -----------
     1                  99             Collateral Term
                                       Sheets--Collateral Term Sheets
                                       (as defined in Item 5) that have
                                       been provided by Morgan Stanley
                                       to certain prospective purchasers
                                       of Argent Mortgage Loan Trust
                                       2005-W1, Asset-Backed Notes
                                       Series 2005-W1 (filed in paper
                                       pursuant to the automatic SEC
                                       exemption pursuant to Release
                                       33-7427, August 7, 1997)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


Dated: April 18, 2005


                                       ARGENT SECURITIES INC.


                                       By: /s/ John P. Grazer
                                          --------------------------
                                       Name:  John P. Grazer
                                       Title: CFO



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


                                  EXHIBIT INDEX


                  Item 601(a) of
                  Regulation S-K
Exhibit Number     Exhibit No.      Description    Sequentially Numbered Page
--------------     -----------      -----------    --------------------------
       1                99          Collateral            Filed Manually
                                    Term Sheets



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